UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendment No. 3 to Amended and Restated Merger Agreement

As previously reported in a Current Report on Form 8-K filed by the Aditxt, Inc. (the “Company”), on December 11, 2023 the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”)  with Adifem, Inc. f/k/a Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Evofem Biosciences, Inc., a Delaware corporation (“Evofem”), pursuant to which, Merger Sub will be merged into and with Evofem (the “Merger”), with Evofem surviving the Merger as a wholly owned subsidiary of the Company. As previously reported in a Current Report on Form 8-K filed by the Company, on July 12, 2024, the Company, Merger Sub and Evofem entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), pursuant to which, among other things, the parties agreed that on or prior to (a) the date of this Agreement, July 12, 2024 (the “Initial Parent Equity Investment Date”), the Company shall purchase 500 shares of Evofem’s Series F-1 Preferred Stock, par value $0.0001 per share (“F-1 Preferred Stock”) for an aggregate purchase price of $500,000 (the “Initial Parent Equity Investment”), (b) August 9, 2024 (the “Second Parent Equity Investment Date”), the Company shall purchase an additional 500 shares of the F-1 Preferred Stock for an additional aggregate purchase price of $500,000 (the “Second Parent Equity Investment”), (c) the earlier of August 30, 2024 or five (5) business days of the closing of a public offering by the Company resulting in aggregate net proceeds to the Company of no less than $20,000,000, (such earlier date the “Third Parent Equity Investment Date”), the Company shall purchase an additional 2,000 shares of F-1 Preferred Stock for an additional aggregate purchase price of $2,000,000 (the “Third Parent Equity Investment”) and (d) September 30, 2024, (the “Fourth Parent Equity Investment Date”), the Company shall purchase an additional 1,000 shares of the F-1 Preferred Stock for an additional aggregate purchase price of $1,000,000 (the “Fourth Parent Equity Investment”).

As previously reported in the Company’s Quarterly Report on form 10-Q for the quarterly period ended June 30, 2024, on August 16, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 1 to the Amended and Restated Merger Agreement (“Amendment No. 1”), pursuant to which the date by which the Company is to make the Third Parent Equity Investment was amended to the earlier of September 6, 2024 or five (5) business days of the closing of a public offering by Parent resulting in aggregate net proceeds to Parent of no less than $20,000,000.

As previously reported in a Current Report on Form 8-K filed by the Company, on September 6, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 2 to the Amended and Restated Merger Agreement (“Amendment No. 2”), pursuant to which the date by which the Company shall make the Third Parent Equity Investment was amended from September 6, 2024 to September 30, 2024 and to adjust the amount of such investment from $2 million to $1.5 million, and to extend the date by which Aditxt shall make the Fourth Parent Equity Investment (as defined under the Amended and Restated Merger Agreement) was amended from September 30, 2024 to October 31, 2024 and adjust the amount of such investment from $1 million to $1.5 million.

As previously reported in a Current Report on Form 8-K filed by the Company, on September 18, 2024, the Company entered into a Securities Purchase Agreement with Evofem pursuant to which the Company purchased 460 shares of Evofem’s Series F-1 Convertible Preferred Stock par value $0.0001 per share (“Evofem F-1 Preferred Stock”) for an aggregate purchase price of $460,000.

On October 2, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 3 to the Amended and Restated Merger Agreement (“Amendment No. 2”) in order to extend the date by which the Company shall make the Third Parent Equity Investment to October 2, 2024, reduce the amount of the Third Parent Equity Investment from $1.5 million to $720,000, and increase the amount of the Fourth Parent Equity Investment from $1.5 million to $2.28 million. Except as set forth herein, the terms and conditions of the Amended and Restated Merger Agreement have not been modified.

The foregoing description of Amendment No. 3 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Securities Purchase Agreement – Evofem Series F-1 Convertible Preferred Stock

On September 18, 2024 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (the “Series F-1 Securities Purchase Agreement”) with Evofem Biosciences, Inc. (“Evofem”), pursuant to which the Company purchased 460 shares of Evofem F-1 Preferred Stock for an aggregate purchase price of $460,000. In connection with the Series F-1 Securities Purchase Agreement, the Company and Evofem entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Evofem agreed to file with the SEC a registration statement covering the resale of the shares of its common stock issuable upon conversion of the Evofem Series F-1 Preferred Stock within 300 days of the Closing Date and to have such registration statement declared effective by the SEC the earlier of the (i) 90th calendar day after the Closing Date and (ii) 2nd Business Day after the date Evofem is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

The foregoing descriptions of the Series F-1 Securities Purchase Agreement and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the forms of the Series F-1 Securities Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported in a Current Report on Form 8-K filed by the Company on August 7, 2024, the Company held an annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved a proposal to amend the Company’s certificate of incorporation to effect a reverse split of the Company’s outstanding shares of common stock, par value $0.001 at a specific ratio within a range of one-for five (1:for:5) to a maximum of one-for-two hundred (1:for:200), with the exact ratio to be determined by the Company’s board of directors in its sole discretion.

Following the Annual Meeting, the board of directors approved a one-for-forty (1-for-40) reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). On October 1, 2024, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to its certificate of incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split became effective as of 4:01 p.m. Eastern Time on October 1, 2024, and the Company’s common stock began trading on a split-adjusted basis when the Nasdaq Stock Market opened on October 2, 2024.

When the Reverse Stock Split became effective, every 40 shares of the Company’s issued and outstanding common stock was automatically combined, converted and changed into 1 share the Company’s common stock, without any change in the number of authorized shares or the par value per share. In addition, a proportionate adjustment was made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, restricted stock units and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of common stock created as a result of the Reverse Stock Split was rounded up to the next whole share. Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Stock Split. Stockholders of record will be receiving information from the Company’s transfer agent regarding their common stock ownership post-Reverse Stock Split.

The Company’s common stock will continue to trade on the Nasdaq Stock Market LLC under the existing symbol “ADTX”, but the security has been assigned a new CUSIP number (007025703).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of Aditxt, Inc.
10.1	Amendment No. 3 to Amended and Restated Merger Agreement
10.2	Form of Securities Purchase Agreement (Oct 2024)
10.3	Form of Registration Rights Agreement (Oct 2024)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2024

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer